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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2012

ASCENT CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34176 (Commission File Number)	26-2735737 (I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 628-5600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition/Item 7.01. Regulation FD Disclosure.

        On February 29, 2012, Ascent Capital Group, Inc. ("Ascent" or the "Company") filed its Form 10-K with the Securities and Exchange Commission, which included Ascent's audited consolidated financial statements for the year ended December 31, 2011. The attached audited consolidated financial statements of Monitronics International, Inc. ("Monitronics"), Ascent's wholly-owned operating subsidiary, for the year ended December 31, 2011, are attached hereto as Exhibit 99.1, and are being provided hereby to supplement the financial statements included in the Form 10-K.

        The information furnished pursuant to this Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
99.1	Monitronics International, Inc. and subsidiaries consolidated financial statements (audited) (for the year ended December 31, 2011)

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012

ASCENT CAPITAL GROUP, INC.
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Monitronics International, Inc. and subsidiaries consolidated financial statements (audited) (for the year ended December 31, 2011)

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  Item 2.02 Results of Operations and Financial Condition/Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX